Talcott Resolution Life Insurance Company
Talcott Resolution Life Insurance Company Separate Account Two
The Director Series VIII/VIIIR
First Horizon Director Series II
The BB&T Director Series III/IIIR
AmSouth Variable Annuity Series III/IIIR
The Director Select Series III/IIIR
The Director Choice Series III/IIR
The Huntington Director Series II/IIR
Fifth Third Director Series II/IIR
Wells Fargo Director Series II/IIR
Director Ultra
Director Epic Series I/IR
Director Access Series II/IIR
Director Choice Access Series II/IIR
The Director Edge Series II/IIR
The Director Plus Series II/IIR
AmSouth Variable Annuity Plus Series II/IIR
Director Select Plus Series II/IIR
The Director Outlook Series II/IIR
First Horizon Director Outlook Series I/IR
The BB&T Director Outlook Series II/IIR
AmSouth Variable Annuity Outlook Series II/IIR
Director Select Outlook Series II/IIR
Huntington Director Outlook Series II/IIR
Classic Director Outlook Series II/IIR
Wells Fargo Director Outlook Series II/IIR
Director Epic Outlook Series I/IR

Talcott Resolution Life and Annuity Insurance Company
Talcott Resolution Life and Annuity Insurance Company Separate Account One
The Director Series VIII/VIIIR
Wells Fargo Director Series II/IIR
Director Preferred Series II/IIR
Director Epic Series I/IR
Director Access Series II/IIR
The Director Edge Series II/IIR
The Director Plus Series II/IIR
Director Preferred Plus Series II/IIR
Director Epic Plus Series I/IR
The Director Outlook Series II/IIR
Director Select Outlook Series II/IIR
Wells Fargo Director Outlook Series II/IIR
Director Preferred Outlook Series II/IIR
Director Epic Outlook Series I/IR

Union Security Insurance Company
Variable Account D of Union Security Insurance Company
Income Preferred Variable Annuity
Opportunity Variable Annuity
Opportunity+ Variable Annuity

Union Security Life Insurance Company of New York
Variable Account D of Union Security Life Insurance Company of New York
Opportunity Variable Annuity

Product Information Notice July 22, 2020

Additional Funding Option
Effective September 21, 2020, the Hartford MidCap HLS Fund is added to your Contract as additional investment option. The fund seeks long-term growth of capital. The Investment Adviser is Hartford Funds Management Company, LLC and is sub-advised by Wellington Management Company LLP.

Reorganization
The Boards of Directors of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. approved an Agreement and Plan of Reorganization (“Reorganization”), that provides for the reorganization of each Acquired Fund identified below (each an "Acquired Fund") into the corresponding Acquiring Fund identified below (each an "Acquiring Fund") (each a "Reorganization" and collectively, the "Reorganizations"). Each Reorganization is expected to close after the close of business on or about the dates set forth below under the heading Reorganization Date (each a "Reorganization Date").

Acquired Funds	Acquiring Funds	Closing Date	Reorganization Date
Hartford Global Growth HLS Fund	Hartford Disciplined Equity HLS Fund	September 16, 2020	September 18, 2020
Hartford Growth Opportunities HLS Fund	Hartford Disciplined Equity HLS Fund	September 16, 2020	September 18, 2020
Hartford MidCap Growth HLS Fund	Hartford MidCap HLS Fund	September 16, 2020	September 18, 2020
Hartford MidCap Value HLS Fund	Hartford MidCap HLS Fund	September 16, 2020	September 18, 2020
Hartford Value HLS Fund	Hartford Dividend and Growth HLS Fund	September 16, 2020	September 18, 2020
Hartford High Yield HLS Fund	Hartford Total Return Bond HLS Fund	September 23, 2020	September 25, 2020
Hartford U.S. Government Securities HLS Fund	Hartford Ultrashort Bond HLS Fund	September 23, 2020	September 25, 2020

Each Reorganization contemplates: (1) the transfer of all of the assets of an Acquired Fund to the corresponding Acquiring Fund in exchange for shares of the corresponding Acquiring Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund as of the close of business on the Reorganization Date; (2) the assumption by the corresponding Acquiring Fund of all of the liabilities of the Acquired Fund; and (3) the distribution of shares of the corresponding Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund. Each shareholder of an Acquired Fund will receive shares of the corresponding Acquiring Fund of the same class, and in equal value to, the shares of the Acquired Fund held by that shareholder as of the close of business on the Reorganization Date. Each Reorganization does not require shareholder approval.

Due to the Reorganizations, as of the close of business on the Closing Dates listed above, you will no longer be able to allocate new Premium Payments or make transfers to the Acquired Fund Sub-Accounts, including by way of program trades (identified below).

As a result of the Reorganizations, as of the close of business on the applicable Reorganization Date:

(i)	if any of your Contract Value is currently invested in one of the Acquired Fund Sub-Accounts, that Contract Value will be transferred into the corresponding Acquiring Fund Sub-Account;

(ii)
unless you direct us otherwise, if any portion of your future Premium Payments is allocated to one of the Acquired Fund Sub-Accounts, those future payments will automatically be allocated to the corresponding Acquiring Fund Sub-Account;

(iii)	any transaction that includes an allocation to one of the Acquired Fund Sub-Accounts will automatically be allocated to the corresponding Acquiring Fund Sub-Account;

(iv)
unless you direct us otherwise, if you are enrolled in any administrative program that includes transfers of Contract Value or allocation to one of the Acquired Fund Sub-Accounts (i.e., DCA, DCA Plus, InvestEase®, Asset Rebalancing Program or other program trades), your enrollment will automatically be updated to reflect the corresponding Acquiring Fund Sub-Account;

(v)
If you are currently invested in one of the investment models that includes one of the Acquired Fund Sub-Accounts, the model will be automatically updated to reflect the corresponding Acquiring Fund Sub-Account. The percentage allocation of the Acquired Fund Sub-Account will also be moved to the total allocation of the Acquiring Fund Sub-Account. For example, if your model allocated 5% to one of the Acquired Fund Sub-Accounts, that 5% will now be allocated to the corresponding Acquiring Fund Sub-Account. If you are in a “self-select” model and would like to change your selections or invest in a different model, you may provide us with new instructions at any time.

This Product Information Notice should be retained for future reference.

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